CPG Focused Access Fund, LLC
Schedule of Investments (Unaudited)
July 31, 2024

	First			Next Available
	Acquisition			Redemption	Liquidity
Investment Funds - 99.71%^	Date	Cost	Fair Value	Date	Frequency[1]
Global - 71.09%
Event Driven/Activist - 8.25%
Third Point Partners Qualified L.P.[2,3,4,10]	11/1/2018	$67,558,761	$75,151,780	9/30/2024	Quarterly
Third Point Partners Qualified L.P. Class PNE[2,3,4,12]	7/1/2023	5,262,169	5,146,935	n/a	None
Total Event Driven/Activist		72,820,930	80,298,715

Equity Hedged - 15.31%
Coatue Qualified Partners, L.P.[2,3,4]	11/1/2018	110,581,155	146,627,187	9/30/2024	Quarterly
Coatue Qualified Partners, L.P. Liquidating Class[2,3,4,12]	7/1/2023	2,345,812	2,283,893	n/a	None
Total Equity Hedged		112,926,967	148,911,080

Multi-Strategy - 24.64%
Hedge Premier/Millennium International Ltd.[2,3,5,6]	1/1/2019	35,975,818	52,270,162	12/31/2024	Quarterly
Hedge Premier/Millennium USA LP2,3,4,6	11/1/2018	29,508,216	43,622,418	12/31/2024	Quarterly
Riverview Omni Fund LP2,3,4,11	4/1/2024	33,500,000	33,537,975	9/30/2024	Quarterly
Schonfeld Strategic Partners Fund LLC, Class B2,3,4,8	3/1/2022	29,500,000	33,876,525	9/30/2024	Monthly
Schonfeld Strategic Partners Fund LLC, Class F2,3,4,9	11/1/2022	66,583,646	76,421,389	9/30/2024	Monthly
Total Multi-Strategy		195,067,680	239,728,469

Quantitative - 22.89%
Renaissance Institutional Equities Fund LLC[2,3,4]	11/1/2018	70,794,966	96,040,862	9/30/2024	Monthly
WMQS Global Equity Active Extension Onshore Fund LP2,3,4	11/1/2018	77,359,199	126,605,756	8/31/2024	Monthly
Total Quantitative		148,154,165	222,646,618
Total Global		528,969,742	691,584,882

North America - 28.62%
Event Driven/Activist - 15.10%
Starboard Value and Opportunity Fund LP2,3,4	11/1/2018	113,469,367	146,919,226	12/31/2024	Quarterly

Fundamental Value - 11.73%
SEG Partners II, LP2,3,4	3/1/2020	97,835,348	114,127,486	9/30/2024	Quarterly

Long Only Equity - 1.79%
SoMa Long Opportunities LP2,3,4,7	2/1/2024	16,514,466	17,391,262	9/30/2024	Quarterly
Total North America		227,819,181	278,437,974

Total Investment Funds		$756,788,923	$970,022,856

Total Investments - 99.71%		$756,788,923	$970,022,856
Other assets in excess of liabilities - 0.29%			2,791,852
Net Assets - 100%			$972,814,708

PNE - Participation Note, E series

^	Percentages are based on net assets as of July 31, 2024.
[1]	Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 45 to 90 days. Lock-up periods range from 3 to 12 months. Central Park Advisers, LLC cannot estimate when restrictions will lapse for any fund level gates, suspensions, or side pockets.
[2]	Restricted security. Total fair value of restricted securities amounts to $970,022,856, which represents approximately 99.71% of net assets as of July 31, 2024.
[3]	Non-income producing security.
[4]	Investment fund is domiciled in the United States.
[5]	Investment fund is domiciled in the Cayman Islands.
[6]	Subject to a 5% quarterly fund level gate.
[7]	Subject to a 1-year soft lock.
[8]	Subject to a 1-year soft lock and 15% fund level gate.
[9]	Subject to a 15% fund level gate and 12.5% individual gate.
[10]	Subject to a 20% quarterly fund level gate.
[11]	Subject to a 1-year soft lock and 25% investor level gate.
[12]	Iliquid, redeemable only when underlying investment is realized or converted to liquid interest in Investment Fund.

See accompanying notes to schedule of investments.

The CPG Focused Access Fund, LLC (the “Fund”) meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Schedule of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

•	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

•	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

•	Level 3 — significant unobservable inputs for the financial instrument (including Management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ net asset value (“NAV”) as a “practical expedient,” in accordance with ASC 820.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become so illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below and as may be determined, from time to time, pursuant to policies established by the Board. The Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Fund held Investment Funds with a fair value of $970,022,856 that in accordance with ASU 2015-07, are excluded from the fair value hierarchy as of July 31, 2024, as investments in Investment Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.